UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2026

5C Lending Partners Corp.

(Exact name of registrant as specified in its charter)

Maryland	000-56665	93-4039151
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

330 Madison Avenue, 20th Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(212) 516-3171

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

5C Lending Partners Corp. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 16, 2026. An aggregate of 8,921,874 shares of Capital Stock (as defined below) were represented in person or by proxy at the Annual Meeting, comprised of: (i) 8,921,359 shares of common stock, par value $0.001 per share (“Common Stock”) and (ii) 515 shares of 12.0% Series A Cumulative Preferred Stock, par value $0.001 per share (“Preferred Stock” and, together with the Common Stock, the “Capital Stock”), or approximately 74.4% of the total Capital Stock outstanding as of the April 20, 2026 record date for the Annual Meeting.

The following are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 23, 2026 (the “Proxy Statement”). Except for the election of Mr. Gheewalla, as to which the holders of Preferred Stock voted separately as a single class, the holders of Common Stock and Preferred Stock, voting together as a single class, voted on each proposal presented at the Annual Meeting. The Company’s inspector of election certified the vote tabulations indicated below.

1(a).	Election of Class II Director. The following nominee was elected to the Board of Directors as a Class II director of the Company, to serve until the 2029 annual meeting of stockholders or until his successor is duly elected and qualifies, based on the following votes:
Nominee	Title	For	Withhold	Broker Non Votes
Robert Gheewalla	Director	515	—	—

1(b).	Election of Class II Director. The following nominee was elected to the Board of Directors as a Class II director of the Company, to serve until the 2029 annual meeting of stockholders or until his successor is duly elected and qualifies, based on the following votes:
Nominee	Title	For	Withhold	Broker Non Votes
Michael Koester	Director	7,018,843	—	—

2.	Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified, based on the following votes:
For	Against	Abstain	Broker Non Votes
8,921,874	—	—	—

3.	Approval of Amendment to the Company’s Charter. The proposal to amend Section 7.2(a) of the Company’s charter (the “Charter”) to reduce the stockholder vote required to effect a liquidation proposal under the conditions specified in the Charter was approved, based on the following votes:
For	Against	Abstain	Broker Non Votes
8,921,874	—	—	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2026	5C Lending Partners Corp.

By: /s/ Michael Koester Name: Michael Koester Title: Co-President By: /s/ Thomas Connolly Name: Thomas Connolly Title: Co-President